SUPPLEMENT TO
THE FIDELITY SHORT-INTERMEDIATE GOVERNMENT FUND
NOVEMBER 24, 1998 PROSPECTUS
The following information replaces similar information found under "FMR and Its Affiliates" in the "Charter"section on page 9.
Andrew Dudley is Vice President and manager of Short-Intermediate Government, which he has managed since December 1998. He also manages other Fidelity funds. Prior to joining Fidelity in 1996, Mr. Dudley was a portfolio manager for Putnam Investments from 1991 to 1996.